UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

Analog Devices, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the Board of Directors of Analog Devices, Inc. (the “Company”) held on June 13, 2018, Karen M. Golz was elected to the Board of Directors for a term continuing to the Company’s next annual meeting of shareholders in March 2019 when all directors will be subject to election by shareholders.  Ms. Golz will serve on the Company’s Audit Committee of the Board of Directors.  In connection with her service on the Board of Directors, Ms. Golz will receive an annual cash retainer of $70,000, paid quarterly. In connection with her service on the Audit Committee of the Board of Directors, Ms. Golz will also receive an annual cash retainer of $10,000, paid quarterly.

Ms. Golz will automatically be granted on July 16, 2018 (or the next succeeding business day that the Nasdaq is open) under the Company’s 2006 Stock Incentive Plan 1,504 restricted stock units, which shall vest and convert into shares of the Company’s common stock on the earlier of the date of the Company’s next annual meeting of shareholders or March 14, 2019.

Each non-employee director reelected at the next annual meeting of shareholders will be granted a restricted stock unit award for a number of shares of common stock approved by the Board on the date of the Company’s annual meeting of shareholders.

Director RSU awards vest in full upon the occurrence of a Change in Control Event (as defined in the Company’s 2006 Stock Incentive Plan) or the director’s death. If the director ceases to serve as a director by reason of his or her disability, as determined by the Board, each RSU award will vest in full.

In addition, Ms. Golz will become party with the Company to the Company's form of Indemnification Agreement for Directors and Officers, filed as Exhibit 10.30 to the Company's Annual Report on Form 10-K for the fiscal year ended November 1, 2008.

A press release announcing these matters is filed as Exhibit 99.1 to this Current Report, and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 14, 2018

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2018	ANALOG DEVICES, INC.

	By:	/s/ Margaret K. Seif
Margaret K. Seif
Senior Vice President, Chief Legal
Officer and Secretary